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                                                                   EXHIBIT 10.31

                                PATENT AND PATENT
                         APPLICATIONS SECURITY AGREEMENT

                                                               February 28, 2000

      This Patent and Patent Application Security Agreement (the "PM Security Agreement") is made as of the 28th day of February, 2000 by MFIC Corporation, a Delaware corporation with its principal office at 30 Ossipee Road, Newton, Massachusetts 02464 (the "Borrower"), and National Bank of Canada, a Canadian chartered bank (the "Lender") with its principal office at One Federal Street, Boston, Massachusetts 02110.

                                    RECITALS

      WHEREAS, pursuant to the Revolving Credit and Term Loan Agreement (as amended from time to time, the "Loan Agreement") made between the Borrower and the Lender, the Lender has agreed to make certain loans and advances (as defined in the Loan Agreement, hereinafter, the "Loans") available to the Borrower;

      WHEREAS, pursuant to a certain Security Agreement (Inventory, Accounts, Equipment and Other Property) of even date herewith (as amended from time to time, the "Security Agreement"), the Borrower has granted to the Lender a security interest in the Borrower's Collateral (as defined in the Security Agreement) to secure the Liabilities (as defined in the Security Agreement) of the Borrower to the Lender;

      WHEREAS, as a condition, among others, to the establishment of the credit facilities contemplated by the Loan Agreement, and to further secure the Liabilities and to more fully vest the security interest granted in the Security Agreement, the Borrower has executed this PM Security Agreement.

      NOW THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lender agree as follows:

      1. All capitalized terms used herein and not otherwise defined have the same meaning herein as in the Loan Agreement.

      2. To secure the Liabilities, the Borrower hereby grants a security interest in favor of, and collaterally assigns to the Lender, with power of sale in and to the following and all
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proceeds thereof:

            (1) All of the Borrower's now owned or existing or hereafter acquired or arising patents and patent applications including, without limitation, those listed on EXHIBIT A annexed hereto and made a part hereof, together with any goodwill connected with and symbolized by any such patents and patent applications.

            (2) All renewals of any of the foregoing.

            (3) All income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof.

            (4) The right to sue for past, present and future infringements and dilutions of any of the foregoing.

            (5) All of Borrower's rights corresponding to any of the foregoing throughout the world.

All of the foregoing patents and patent applications described in Subsection 2.(a), together with the items respectively described in Subsections 2.(b) through and including 2.(e) are hereinafter individually and/or collectively referred to as the "Patents".

      3. Until this PM Security Agreement is terminated in writing by a duly authorized officer of the Lender, the Borrower shall undertake the following with respect to each Patent

            (1) Pay all renewal fees and other fees and costs associated with maintaining the Patents and with the processing of the Patents.

            (2) At Borrower's sole cost, expense, and risk, pursue the prompt, diligent, processing of each Application for Registration which is the subject of the foregoing assignment and not abandon or delay any such efforts.


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            (3) At Borrower's sole cost, expense, and risk, take any and all action which may be necessary or desirable to protect the Patents, including, without limitation, the prosecution and defense of infringement actions.

      4. The Borrower represents and warrants that:

            (1) EXHIBIT A includes all of the patents and patent applications now owned by the Borrower.

            (2) No liens, claims or security interests have been granted in any Patent by the Borrower to any Person other than to the Lender.

      5. In order to further secure the Liabilities:

            (1) The Borrower shall give the Lender written notice (with reasonable detail) within ten (10) days following the occurrence of any of the following:

                  (1) The Borrower obtains rights to, and files applications for registration of, any new Patents or otherwise acquires ownership of any newly registered Patents.

                  (2) The Borrower becomes entitled to the benefit of any
            patents or patent applications, patent licenses, or patent license renewals whether as licensee or licensor.

                  (3) The Borrower enters into any new patent license agreement.

            (2) The provisions of this PM Security Agreement shall automatically apply to any such additional property or rights described in Section 5(a) above, all of which shall be deemed to be and treated as "Patents" within the meaning of this PM Security Agreement.

            (3) The Borrower hereby authorizes the Lender to modify this agreement by amending EXHIBIT A to include any future patents or patent applications, written notice


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      of which is so given, provided, however, the modification of said EXHIBIT shall not be a condition to the creation or perfection of the security interest created hereby.

      6. Upon the occurrence of any Event of Default, the Lender may exercise all rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted in Massachusetts (Massachusetts General Laws, Chapter
106), with respect to the Patents, in addition to which the Lender, subject to the terms of the Loan Agreement, may sell, license, assign, transfer, or otherwise dispose of the Patents. Any person may conclusively rely upon an affidavit of an officer of the Lender that an Event of Default has occurred and that the Lender is authorized to exercise such rights and remedies.

      7. The Borrower hereby irrevocably constitutes and designates the Lender as and for the Borrower's attorney in fact, exercisable following the occurrence of any Event of Default:

            (1) To exercise any of the rights and powers referenced in Section 3 hereof.

            (2) To execute all and singular such instruments, documents, and papers as the Lender determines to be appropriate in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Patents.

The within grant of a power of attorney, being coupled with an interest, shall be irrevocable until the within PM Security Agreement is terminated by a duly authorized officer of the Lender.

      8. Any use by the Lender of the Patents as authorized hereunder in connection with the exercise of the Lender's right and remedies under the within PM Security Agreement and the Loan Agreement shall be coextensive with Borrower's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Lender to the Borrower.

      9. Following the payment and satisfaction of all Liabilities, and the termination of any obligation of the Lender to provide loans or financial accommodations under the credit facility contemplated by the Loan Agreement, this PM Security Agreement shall terminate and the Lender shall execute and deliver to Borrower all such instruments as the Borrower reasonably may request to release any encumbrance in favor of the Lender created hereby or pursuant hereto,


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subject, however, to any disposition thereof which may have been made by
Lender pursuant hereto or pursuant to the Loan Agreement.

      10. The Borrower shall, at the request of the Lender, do any and all acts and execute any and all documents required by the Lender in connection with the protection, preservation, and enforcement of the Lender's rights hereunder.

      11. The Borrower shall, upon demand, reimburse the Lender for all reasonable costs and expenses incurred by the Lender in the exercise of any rights hereunder (including, without limitation, fees and expenses of counsel).

      12. This PM Security Agreement is intended to be supplemental of the Security Agreement. All provisions of the Security Agreement from the Borrower to the Lender shall apply to the Patents and the Lender shall have the same rights with respect to any and all Patents granted the Lender to secure the Liabilities hereunder as thereunder. In the event of a conflict between this PM Security Agreement and the Security Agreement, the terms of this PM Security Agreement shall control with respect to the Patents.

      IN WITNESS WHEREOF, the Borrower and the Lender respectively have caused this PM Security Agreement to be executed by officers duly authorized so to do on the date first above written.

MFIC CORPORATION                        NATIONAL BANK OF CANADA

(The "Borrower")                        (The "Lender")


By: /s/ Irwin J. Gruverman              By: /s/ A. Keith Broyles
    ---------------------------             -------------------------------

Title: Chairman and CEO                 Title: Vice President
       ------------------------                ----------------------------


                                        By: /s/ Leonard J. Pellecchia
                                            -------------------------------

                                        Title: Vice President
                                               ----------------------------


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COMMONWEALTH OF MASSACHUSETTS
County of SUFFOLK, ss

      Then personally appeared before me Irwin J. Gruverman who acknowledged that such person is the duly authorized Chairman and CEO of MFIC Corporation. and that such person had executed the foregoing instrument on its behalf and that such is the free act and deed of MFIC Corporation.

      Witness my hand and seal this ____ day of February, 2000.


                                          --------------------------------------
                                                                 , Notary Public
                                          My Commission Expires:


COMMONWEALTH OF MASSACHUSETTS
County of SUFFOLK, ss

      Then personally appeared before me A. Keith Broyles, who acknowledged that such person is the duly authorized Vice President of National Bank of Canada, and that such person executed the foregoing instrument on its behalf and such is the free act and deed of National Bank of Canada.

      Witness my hand and seal this _____ day of February, 2000.


                                          --------------------------------------
                                                                 , Notary Public
                                          My Commission Expires:


COMMONWEALTH OF MASSACHUSETTS
County of SUFFOLK, ss

      Then personally appeared before me Leonard J. Pellecchia, who acknowledged that such person is the duly authorized Vice President of National Bank of Canada, and that such person executed the foregoing instrument on its behalf and such is the free act and deed of National Bank of Canada.

      Witness my hand and seal this _____ day of February, 2000.


                                          --------------------------------------
                                                                 , Notary Public
                                          My Commission Expires:


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